Payments, by Category - USD ($) $ in Millions		Taxes	Royalties	Fees	Prod. Entitlements	Bonuses	Dividends	Infrastructure	Comm. Social Resp.	Total Payments
Total	[1],[2]	$ 122.5	$ 944.9	$ 16.9	$ 0.0	$ 0.0	$ 0.0	$ 0.0	$ 13.4	$ 1,097.7

[1]	All payments are reported in U.S. dollars. Payments made in currencies other than in U.S. dollars have been converted to U.S. dollars using the exchange rate applicable on or about the date of payment.
[2]	Certain monetary amounts and other figures included in this report have been subject to rounding adjustments. Any discrepancies in any tables between the totals and the sums of the amounts are due to rounding.